UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 14, 2017
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FENIX PARTS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-37382	46-4421625
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

One Westbrook Corporate Center, Suite 920
Westchester, Illinois 60154
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(708) 407-7200

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition
On February 21, 2017, Fenix Parts, Inc. (the “Company”) filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2016 and issued a press release reporting, among other things, its second quarter 2016 results. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
The information set forth in this Item 2.02 and Exhibit 99.1 (to the extent that Exhibit 99.1 relates to the Results of Operations and Financial Condition) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
As previously reported, on November 22, 2016, the Company received a letter from The Nasdaq Stock Market LLC (“Nasdaq”) stating that it was not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Rule”) for failure to timely file its Form 10-Q for its fiscal quarter ended September 30, 2016, which supplemented the delinquency letter with respect to the Company’s late filing of its Quarterly Report on Form 10-Q for its fiscal quarter ended June 30, 2016 (the “Quarterly Reports”). The Company was granted an exception until February 13, 2017 to allow it to regain compliance with the Rule by filing the Quarterly Reports on or before that date. The Company was unable to do so and accordingly received a Nasdaq staff determination letter on February 14, 2017 indicating that the Company had not met the terms of the exception. The letter further advised that trading of the Company’s stock would be subject to suspension and the stock would be subject to delisting unless the Company timely requested a hearing before the Nasdaq Hearings Panel (the “Panel”). A hearing request stays the suspension and delisting for 15 days, which may be extended at the option of Nasdaq upon the Company’s request for an extension.
The Company has now filed its Quarterly Report for its fiscal quarter ended June 30, 2016 and intends to timely request a hearing before the Panel, at which the Company will present its plan to achieve compliance with the Rule. Concurrent with the hearing request, the Company intends to ask the Panel to extend the stay pending the issuance of the Panel’s decision following the hearing.
The previously-incorporated press release, attached hereto as Exhibit 99.1, included an announcement of the receipt of the Nasdaq determination letter.
Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description

99.1	Press release dated February 21, 2017.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 21, 2017

Fenix Parts, Inc.
By:	/s/ Kent Robertson
Name:	Kent Robertson
Title:	President and Chief Executive Officer